UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 25, 2005

(Date of report)

CARACO PHARMACEUTICAL LABORATORIES, LTD.

(Exact name of registrant as specified in its charter)

Michigan	0-24676	38-2505723

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1150 Elijah McCoy Drive, Detroit, Michigan 48202

(Address of principal executive offices)

(313) 871-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

As of August 25, 2005, registrant issued 544,000 shares of Series B Preferred Stock to Sun Pharma Global, Inc. (“Sun Global”) for the transfer of one product pursuant to registrant’s products agreement with Sun Global dated November 21, 2002.

The Series B Preferred Stock is convertible into common stock on a one-for one basis after three years from the date of issuance or following a person (other than Sun Pharmaceutical Industries Limited and its affiliates) acquiring control of registrant.

The Series B Preferred Stock and the underlying common stock were issued pursuant to exemptions from registration under Section 4(2) under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARACO PHARMACEUTICAL LABORATORIES, LTD.

Date:	September 15, 2005	By:	/s/ Daniel H. Movens
Daniel H. Movens Chief Executive Officer